UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 2100 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance-Based Stock Awards

On March 12, 2013, the Compensation Committee of the Board of Directors of Basic Energy Services, Inc. (“Basic”) approved grants of performance-based stock awards to each of Basic’s executive officers, including Basic’s named executive officers. Pursuant to the grant agreements, the performance-based awards consist of shares to be earned (the “TSR Shares”) based upon Basic’s total shareholder return (“TSR”) relative to the TSR of a peer group of energy services companies measured over the Performance Period (defined as the one-year calculation period starting on the 20th NYSE trading day prior to and including the last NYSE trading day of 2012 and ending on the last NYSE trading day of 2013), with Basic’s ranking in TSR performance being compared to the ranking in TSR performance of the members of the PB Peer Group (as defined below). The companies in the PB Peer Group will be ranked from best performing to worst performing with regard to each company’s respective TSR performance, with the PB Peer Group company ranked 1st being the company with the highest TSR when compared to the other PB Peer Group companies and the PB Peer Group company ranked 13th being the company with the lowest TSR when compared to the other PB Peer Group companies, with rankings 2 through 12 being determined in descending order based upon the corresponding descent in TSR performance for companies in the PB Peer Group from 2nd highest to 12th highest. For the 2013 performance year, the shares awarded pursuant to the performance-based awards comprise one half of the total long-term incentive compensation for each of Basic’s executive officers, including Basic’s named executive officers. The remaining one half of the total long-term incentive compensation has been awarded at the discretion of Basic’s Board of Directors based on the recommendation of management, as described below under the caption “2013 Long-Term Incentive Awards.”

The target number of TSR Shares and maximum number of TSR Shares that may be earned by each executive officer pursuant to the grant agreement is as follows:

Executive Officer	Target Number of TSR Shares	Maximum Number of TSR Shares (150% of Target Amount)
Kenneth V. Huseman President, Chief Executive Officer and Director	80,521	120,782
Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	30,675	46,012
T.M. “Roe” Patterson Senior Vice President and Chief Operating Officer	44,698	67,046
James F. Newman Group Vice President —Permian Business Unit	20,158	30,237
Tim Dame Vice President — Pumping Services and Wireline	16,159	24,239
James E. Tyner Vice President — Human Resources	15,885	23,828
Trampas Poldrack Vice President — Safety and Operations Support	14,242	21,363
Cody Bissett Vice President, Controller and Chief Accounting Officer	10,517	15,776
Douglas B. Rogers Vice President — Marketing	11,394	17,090

The grantee will earn shares as follows: (A) the percentage set forth below of the target share amounts set forth above if Basic’s TSR is equal to the TSR of the ranked member of the PB Peer Group set forth below, (B) 150% of the target share amounts set forth above based on Basic’s TSR being greater than the TSR of the 1st-ranked member of the PB Peer Group and (C) 0% of the target share amounts set forth above based on Basic’s TSR being less than the TSR of the 13th-ranked member of the PB Peer Group:

PB Peer Group Company Rank Based on TSR Performance	Percentage of TSR Target Shares Earned by Grantee
1st	150.0%
2nd	141.7%
3rd	133.3%
4th	125.0%
5th	116.7%
6th	108.3%
7th	100.0%
8th	83.3%
9th	66.7%
10th	50.0%
11th	33.3%
12th	16.7%
13th	0.0%

; provided that if Basic’s TSR is greater than the TSR of one PB Peer Group company and less than the TSR of the next highest ranked PB Peer Group company, the exact percentage of shares earned by the grantee will be determined by proportional interpolation between the percentages assigned to such PB Peer Group companies set forth above.

“PB Peer Group” means each of the following companies: (1) C&J Energy Services, Inc.; (2) Forbes Energy Services Ltd.; (3) Hercules Offshore, Inc.; (4) Key Energy Services, Inc.; (5) Natural Gas Services Group, Inc.; (6) Oil States International, Inc.; (7) Patterson-UTI Energy, Inc.; (8) Pioneer Drilling Co.; (9) Superior Energy Services, Inc.; (10) Team, Inc.; (11) Tesco Corp.; (12) Tetra Technologies, Inc. and (13) Forum Energy Technologies, Inc.; provided that the Compensation Committee in its sole discretion can determine to continue to include in or exclude from the peer group any of the above companies based on the occurrence of certain circumstances set forth in the grant agreements, but in no event may substitute any other company in such excluded company’s place as part of the PB Peer Group.

Once earned, the shares of restricted stock will vest in one-third increments on March 15, 2015, 2016 and 2017 (subject to accelerated vesting in certain circumstances as described below). All unvested shares of restricted stock will be forfeited by the grantee (a) if the grantee’s employment with Basic is terminated by Basic for “Cause” before the restricted stock is vested or (b) if the grantee terminates his employment with Basic before the restricted stock is vested for any reason other than (i) “Good Reason” or (ii) the death or “Disability” of the grantee, as such terms are defined in the grant agreement. The grantee will vest in all rights to the restricted stock on the earliest of (i) the dates set forth above; (ii) termination by Basic without Cause; (iii) the death or Disability of the grantee or (iv) Termination for Good Reason.

The foregoing description in this Item 5.02 is qualified in its entirety by reference to the full text of the form of Performance-Based Award Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

2013 Long-Term Incentive Awards

On March 12, 2013, Basic’s Board of Directors, after discussion with a compensation consultant and based on the recommendation of the Compensation Committee, approved discretionary grants of restricted stock to executive officers under Basic’s long-term incentive plan based on management’s recommendation and the executive officer’s personal performance. The 2013 discretionary awards of restricted stock will vest over a three-year period beginning in March 2015. These awards comprise one half of the total long-term incentive compensation for each of Basic’s executive officers, including Basic’s named executive officers. The remaining one half of the total long-term incentive compensation is being awarded pursuant to the grants of performance-based restricted stock, as described above under the caption “Performance-Based Stock Awards,” which award amounts will be determined in 2014 based on Basic’s TSR performance in 2013. The number of shares issuable to each of the executive officers under the discretionary restricted stock award agreements for 2013 is set forth below:

Executive Officer	Shares of Restricted Stock
Kenneth V. Huseman President, Chief Executive Officer and Director	60,000
Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	30,000
T.M. “Roe” Patterson Senior Vice President and Chief Operating Officer	40,000
James F. Newman Group Vice President —Permian Business Unit	15,000
Tim Dame Vice President — Pumping Services and Wireline	14,000
James E. Tyner Vice President — Human Resources	15,000
Trampas Poldrack Vice President — Safety and Operations Support	8,000
Cody Bissett Vice President, Controller and Chief Accounting Officer	8,000
Douglas B. Rogers Vice President — Marketing	8,000

Fifth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan

On March 12, 2013, Basic’s Board of Directors, based on the recommendation of the Compensation Committee, approved the Fifth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (the “Restated Incentive Plan”). The Restated Incentive Plan amends certain provisions of Basic’s 2003 Incentive Plan to provide for a compensation clawback policy with respect to executive compensation whereby Basic may withhold and forfeit compensation otherwise payable or seek recovery of compensation previously paid, as the case may be, in situations involving accounting restatements where the amount of compensation paid or payable was based, in whole or in part, on erroneous financial data or in other circumstances as the compensation clawback policy may identify from time to time. Additionally, the Restated Incentive Plan conditions participation in and awards under the plan to compliance with the compensation clawback policy. The Restated Incentive Plan is effective as of March 12, 2013, and is not subject to further stockholder approval.

The Restated Incentive Plan permits the granting of any or all of the following types of awards: stock options; restricted stock; performance awards; phantom shares; other stock based awards; bonus shares; and cash awards, and it covers stock awards issued under Basic’s original 2003 Incentive Plan and predecessor equity plan. All non-employee directors and employees of, or consultants to, Basic or any of its affiliates are eligible for participation under the Restated Incentive Plan. The Restated Incentive Plan is administered by the Compensation Committee. The Compensation Committee directly oversees the plan as it relates to Basic’s officers and oversees the plan in general, its funding and award components, and the type and terms of the awards to be granted and interprets and administers the Restated Incentive Plan for all participants. No awards may be granted under the Restated Incentive Plan after March 12, 2023.

The foregoing description in this Item 5.02 is qualified in its entirety by reference to the full text of the Restated Incentive Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Performance-Based Award Agreement (effective March 2013).

10.2	Fifth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: March 18, 2013	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance-Based Award Agreement (effective March 2013).

10.2	Fifth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan.